                             Quaker Investment Trust

                          Quaker Strategic Growth Fund
                             Quaker Core Equity Fund
                          Quaker Small-Cap Growth Fund
                        Quaker Capital Opportunities Fund
                      Quaker Biotech Pharma-Healthcare Fund
                            Quaker Mid-Cap Value Fund
                           Quaker Small-Cap Value Fund
                             Quaker Core Value Fund
                    (each a "Fund" and together the "Funds")

    SUPPLEMENT DATED SEPTEMBER 1, 2006 TO THE FUNDS' PROSPECTUS AND STATEMENT
            OF ADDITIONAL INFORMATION ("SAI") DATED OCTOBER 28, 2005

Fund Name Change

     Effective September 15, 2006, Geewax Terker Core Value Fund will change its name to "Quaker  Core Value  Fund." As a result,  all  references  to the Geewax
Terker Core Value Fund in the Funds' current prospectus and SAI now refer to the
Quaker Core Value Fund.  The  investment  policies of the Quaker Core Value Fund will remain the same.

Investments in iShares

The  following  language  should  be added to the  Funds'  prospectus  under the heading "NON-PRINCIPAL STRATEGIES AND RISKS - Strategies" for each Fund:

The Fund may invest  without  limitation in shares of iShares Trust and iShares,
Inc.  (collectively,  the "iShares  Funds").  The iShares  Funds are  registered investment  companies  whose  shares are  listed and traded at market  prices on national securities  exchanges,  such as the American Stock Exchange and the New
York Stock Exchange.  These types of investment  companies are commonly known as
"exchange traded funds" or "ETFs." Market prices of iShares Funds' shares may be different  from their net asset value per share.  Each iShares Fund is an "index fund" that seeks investment  results that correspond  generally to the price and yield  performance,  before fees and  expenses,  of a particular  index.  To the extent  the  Fund  invests  in  iShares,  the  Fund  will  indirectly  bear  its proportionate  share of any  management  fees and other expenses paid to iShares
Funds in  addition  to  investment  management  fees  charged by the Adviser and sub-advisers.

The  following  language  should  be added to the  Funds'  prospectus  under the heading "NON-PRINCIPAL STRATEGIES AND RISKS - Risks" for each Fund:

iShares. The value of iShares Fund shares are subject to change as the values of their respective  component stocks fluctuate  according to market volatility.  A lack of liquidity in an iShares Fund could result in it being more volatile than their underlying securities  portfolios.  In addition,  because of iShares Funds expenses,  compared to owning the underlying securities directly, it may be more costly to own iShares Funds.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE